UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 11, 2007

LIBERTY MEDIA LLC
(Exact name of registrant as specified in its charter)

Delaware	000-16615	20-52722970
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

12300 Liberty Boulevard
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On January 11, 2007, FUN Technologies Inc. (FUN), a 53% owned subsidiary of Liberty Media LLC (Liberty), filed a press release providing a trading update and an outlook for 2007.  The press release also disclosed that in connection with its annual goodwill impairment test FUN expects to recognize a significant non-cash impairment charge for the year ended December 31, 2006.  As the parent company of FUN, Liberty expects that a portion of the impairment charge will also be reflected in Liberty’s financial statements for the year ended December 31, 2006.  The FUN press release is filed as Exhibit 99.1 hereto.

This Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2007

LIBERTY MEDIA LLC

	By:	/s/ Mark E. Burton
Name: Mark E. Burton
Title: Vice President